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                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

         THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Agreement") is dated as of February 13, 2005, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation ("Edac"), and Dominick Pagano ("Mr. Pagano").

                                     RECITAL

     Edac and Mr. Pagano are parties to an Amended and Restated Employment Agreement dated as of February 13, 2004 (the "Employment Agreement");

     Edac and Mr. Pagano each desire to amend and restate the Employment Agreement on the terms and conditions set forth below.

                                   AGREEMENTS

         In consideration of the premises and the mutual agreements which follow, the parties agree as follows:

         1. Employment. Edac hereby employs Mr. Pagano and Mr. Pagano hereby accepts employment with Edac on the terms and conditions set forth in this Agreement.

         2. Term. The initial term of Mr. Pagano's employment hereunder shall commence on the date hereof and continue for a period ending on December 31, 2005, subject to earlier termination as set forth in this Agreement. The term of Mr. Pagano's employment will automatically be extended for successive periods of 90 days unless either party notifies the other in writing to the contrary at least 30 days prior to any the end of the then current term of this Agreement. The term of employment is referred to in this Agreement as the "Employment Term."

         3. Duties. Mr. Pagano shall serve as the President and Chief Executive Officer of Edac and will, under the direction of the Board of Directors (the "Board"), faithfully and to the best of his ability, perform the duties of such positions as determined by the Board from time to time. As the President and Chief Executive Officer, Mr. Pagano shall be responsible for managing the business and affairs of Edac in a professional manner with the primary objective of enhancing shareholder value and ensuring that Edac's customers, employees and suppliers are treated in a manner consistent with Edac's Corporate Mission Statement. Without limiting the generality of the foregoing, Mr. Pagano shall supervise the operations of Edac and perform those duties normally associated with the offices of President and Chief Executive Officer. Mr. Pagano shall also perform such additional duties and responsibilities which may from time to time be reasonably assigned or delegated by the Board. It is understood and acknowledged that Mr. Pagano will be employed on less than a full time basis, but that he will devote a sufficient part of his business time, effort, skill and attention to perform his duties while employed by Edac.

         4.       Compensation.

                  (a) Base Salary. Mr. Pagano shall receive a base salary of $15,000 per month, payable in regular and equal installments in accordance with Edac's payroll practices as in effect from time to time (the "Base Salary").

                  (b) Directors' and Officers' Insurance. Mr. Pagano will be named as an insured under Edac's policies of directors' and officers' liability insurance in such a manner as to provide Mr. Pagano with the same rights and benefits thereunder as are accorded to Edac's other executive officers and directors.

         5. Reimbursement for Reasonable Business Expenses. Edac shall pay or reimburse Mr. Pagano for reasonable expenses incurred by him in connection with the performance of his duties pursuant to this Agreement, including, but not limited to, travel expenses, expenses in connection with trade shows, seminars, professional conventions or similar professional functions and other reasonable business expenses.

         6.       Termination of Employment.

                  (a) Termination for Death, Disability, or Cause; Voluntary Termination. Mr. Pagano's employment hereunder shall automatically terminate upon his death. In addition, Edac shall be entitled to terminate Mr. Pagano's employment at any time upon his "Disability." For purposes of this Agreement, "Disability" shall mean a physical or mental sickness or injury which renders Mr. Pagano incapable of performing the services required of him as an employee of Edac and which does or may be expected to continue for more than three months during any twelve-month period. Edac and Mr. Pagano shall determine the existence of a Disability and the date upon which it occurred. In the event of a dispute regarding whether or when a Disability occurred, the matter shall be referred to a medical doctor selected by Edac and Mr. Pagano. If they fail to agree upon such a medical doctor, Edac and Mr. Pagano shall each select a medical doctor and the two doctors so selected shall together select a third medical doctor who shall make the determination. The determination by the selected medical doctor shall be conclusive and binding upon the parties hereto.

         If it becomes apparent that the Disability renders Mr. Pagano unable to discharge his responsibilities and is supported by medical evidence that his return cannot be determined, Edac may, in its discretion, terminate or modify this Agreement once it is established that Mr. Pagano will not return to full-time status.

         Edac may also terminate Mr. Pagano's employment under this agreement for "Cause," effective immediately upon delivery of notice to Mr. Pagano.
 "Cause" shall mean:

                        (i) the willful and continued failure of Mr. Pagano to perform substantially Mr. Pagano's duties with Edac or its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Mr. Pagano by the Board which specifically identifies the manner in which the Board believes that Mr. Pagano has not substantially performed his duties and after Mr. Pagano is given at least 10 days to rectify or eliminate such failure;

                        (ii) the willful engaging by Mr. Pagano in illegal conduct or gross misconduct which is materially and demonstrably injurious to Edac;


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

                        (iii) the commission by Mr. Pagano of fraud or dishonesty with respect to Edac which is materially and demonstrably injurious to Edac or a material misrepresentation by Mr. Pagano to Edac's shareholders or directors; or

                        (iv) a material breach of the terms of this Agreement that is demonstratively injurious to Edac, which material breach is not cured by Mr. Pagano within 10 days of written notice by Edac to Mr. Pagano specifying the material breach in reasonable detail.

         If Mr. Pagano's employment terminates due to his Disability or death, or if Mr. Pagano voluntarily terminates his employment (other than for Good Reason) or if Mr. Pagano is terminated by Edac for Cause, Mr. Pagano shall be entitled to receive his Base Salary and vested fringe benefits prorated to the date of termination. If either Edac or Mr. Pagano elects not to renew this Agreement pursuant to Section 2 hereof, Mr. Pagano shall be entitled to receive his Base Salary and vested fringe benefits to the end of the then-current Employment Term.

                  (b) Termination Without Cause or for Good Reason. Notwithstanding anything in this Agreement to the contrary, (i) if Mr. Pagano's employment is terminated by Edac for any reason other than for Cause, Disability or death, or (ii) if this Agreement is terminated by Edac for what Edac believes is Cause or Disability, and it is ultimately determined that Mr. Pagano was wrongfully terminated, or (iii) if this Agreement is terminated by Mr. Pagano for Good Reason, Mr. Pagano shall, as full and liquidated damages for such termination, receive a severance payment equal to his Base Salary for the then remaining Employment Term of this Agreement (excluding any additional renewals thereof) (the "Severance"). The Company shall pay the Severance in a single installment payable within 30 days following the termination of Mr. Pagano's employment.

         For purposes of this Agreement, Mr. Pagano shall have "Good Reason" to terminate this Agreement (a) if, during the initial term of this Agreement ending on December 31, 2005, any of the present directors of the Company do not continue to be a director of the Company for any reason, other than death, disability or vote by shareholders and a new director is elected or appointed to fill such vacancy; (b) if, during the initial term of this Agreement ending on December 31, 2005, the size of the Board is increased by the Board, except as a result of shareholder action, and a new director (or directors) is (are) appointed by the Board to fill the vacancy or vacancies created by such increase; or (c) if the ability of Mr. Pagano to carry out his duties and responsibilities as President and Chief Executive Officer of Edac as set forth in this Agreement is circumvented or undermined by the actions of the Board in communicating directly with employees of Edac (other than any such communications contemplated by applicable law, regulation or stock market rule, or by any of Edac's policies or procedures established by the Board in connection with the same).

         7. Noncompetition. The parties agree that Edac's supplier, customer, vendor and employee contacts and relations are established and maintained at great expense and, by virtue of Mr. Pagano's employment with Edac, Mr. Pagano will have unique and extensive exposure to and personal contact with Edac's suppliers, customers, vendors and employees and that he will be able to establish a unique relationship with those individuals and entities that will enable him, both during and after employment, to unfairly compete with Edac. Further, the parties agree that the terms and conditions of the following restrictive covenants are reasonable and necessary for the protection of Edac's business, trade secrets and confidential information and to prevent great damage or loss to Edac as a result of action taken by Mr. Pagano. Mr. Pagano acknowledges that




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

the noncompete restrictions and nondisclosure of confidential information restrictions contained in this Agreement are reasonable and the consideration provided for herein is sufficient to fully and adequately compensate Mr. Pagano for agreeing to such restrictions. Mr. Pagano acknowledges that he could continue to actively pursue his career and earn sufficient compensation in the same or similar business without breaching any of the restrictions contained in this Agreement. For purposes of this section 7 and section 8 below, "Edac" shall refer to each of Edac Technologies Corporation and each of its subsidiaries.

                  (a) During Term of Employment. Mr. Pagano covenants and agrees that, during his employment with Edac, he shall not, directly or indirectly, either individually or as an employee, principal, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant or in any other capacity, participate in, become associated with, provide assistance to, engage in or have a financial or other interest in any business, activity or enterprise which is competitive with Edac. The ownership of less than a one percent interest in a corporation whose shares are traded in a recognized stock exchange or traded in the over-the-counter market, even though that corporation may be a competitor of Edac, shall not be deemed financial participation in a competitor.

                  (b) Upon Termination of Employment. Mr. Pagano agrees that for a one-year period after Mr. Pagano's employment with Edac terminates for any reason, he will not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant or in any other capacity:

                        (i) Request or advise any of the customers, vendors, suppliers, or other business contacts of Edac who currently have or have had business relationships with Edac within two years preceding the date of such action, to withdraw, curtail or cancel any of their business or relations with Edac.

                        (ii) Induce or attempt to induce any employee, sales representative, supplier, consultant or personnel of Edac to terminate his or her relationship or breach his or her agreements with Edac.

                        (iii) Participate in, become associated with, provide assistance to, engage in or have a financial or other interest in any business, activity or enterprise located within the Territory (as defined below) which is competitive with the business of Edac or any successor or assign of Edac and which conducts such competitive business within the Territory; provided, however, that the ownership of less than 1% of the stock of a corporation whose shares are traded in a recognized stock exchange or traded in the over-the-counter market, even though that corporation may be a competitor of Edac, shall not be deemed financial participation in a competitor. For purposes of this Agreement, the term "Territory" shall mean the United States of America. The Board may, in its sole discretion and at any time prior to the termination of Mr. Pagano's employment by Edac, expand the Territory to include those countries in which the Company or any of its subsidiaries does business.

         8. Confidential Information. The parties agree that Edac's customers, business connections, customer lists, procedures, operations, techniques, customer profiles and other aspects of its business are established at great expense and protected as confidential information and provide Edac with a substantial competitive advantage in conducting its business. The parties further agree that, by virtue of Mr. Pagano's employment with Edac, he will have access





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

to, and be entrusted with, secret, confidential and proprietary information, and that Edac would suffer great loss and injury if Mr. Pagano would disclose this information or use it to compete with Edac. Therefore, Mr. Pagano agrees that during the term of his employment, and for a period ending on the earlier of (a) two years after the termination of his employment with Edac or (b) the date on which the information referred to in this section becomes publicly known through no fault of Mr. Pagano, he will not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant or in any other capacity, use or disclose, or cause to be used or disclosed, any secret, confidential or proprietary information acquired by Mr. Pagano during his employment with Edac whether owned by Edac prior to or discovered and developed by Edac subsequent to Mr. Pagano's employment, and regardless of the fact that Mr. Pagano may have participated in the discovery and the development of that information, except for any such information disclosed to Mr. Pagano by a third party who was not under any obligation of confidence or secrecy to the Company at the time of such disclosure.

         9. Law of Torts and Trade Secrets. The parties agree that nothing in this Agreement shall be construed to limit or negate the statutory or common law of torts or trade secrets where it provides Edac with broader protection than that provided herein.

         10. Waiver. The failure of either party to insist, in any one or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

         11. Notices. Any notice to be given hereunder shall be deemed sufficient if addressed in writing, and delivered by registered or certified mail or delivered personally, in the case of Edac, to its principal business office, and in the case of Mr. Pagano, to his address appearing on the records of Edac, or to such other address as he may designate in writing to Edac.

         12. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable and enforceable. Furthermore, the parties specifically acknowledge that the provisions of sections 7(a), 7(b)(i), 7(b)(ii) and 7(b)(iii) are each separate and independent agreements.

         13. Amendment. This Agreement may only be amended by an agreement in writing signed by all of the parties hereto.

         14. Benefit. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by and against Edac, its successors and assigns and Mr. Pagano, his heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of Mr. Pagano may not be delegated or assigned.

         15. Entire Agreement. Except as provided under Section 17 hereof, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect to such subject matter (including, without limitation, the Consulting Agreement, dated as of July 18,


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2002, the Employment Agreement, dated as of August 13, 2002, the Amended and
Restated Employment Agreement, dated as of February 13, 2003, and the Amended and Restated Employment Agreement, dated as of February 13, 2004, each by and between Edac and Mr. Pagano).

         16. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

         17. Release. Mr. Pagano and Edac are parties to a Mutual Release dated as of August 13, 2002. Such Mutual Release remains in all respects in full force and effect and is not, in any manner, superseded by this Agreement.

         The parties have executed or caused this Agreement to be executed as of the day, month and year first above written.



                                        EDAC TECHNOLOGIES CORPORATION


                                        BY /s/ Daniel C. Tracy
                                           -------------------------------------
                                           Daniel C. Tracy
                                           Its Chairman


                                           /s/ Dominick Pagano
                                           -------------------------------------
                                           Dominick Pagano


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